Exhibit 4.1

                                       FORM OF CERTIFICATE

                                        HUMBOLDT BANCORP

                    Incorporated under the laws of the State of California


     This certifies that _________________________________________ is the owner of __________________ Shares of the Common Stock of Humboldt Bancorp transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

     In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed.

Dated:


_________________________       (CORPORATE SEAL)     _____________________
Secretary                                            President


        Reverse side

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full accordingly to applicable laws or regulations:

     TEN COM - as tenants in common
     TEN ENT - as tenants by the entireties
     JT TEN - as joints tenants with right of survivorship and not as tenants in common
     UNIF GIFT MIN ACT - ___________ Custodian __________
                           (Cust)                (Minor)
                         under Uniform Gifts to Minors
                         Act _____________________________
                                     (State)

Additional abbreviations may also be used though not in the above list.

    For Value received, _____________________________ hereby sell, assign and

Please insert Social Security or other
identifying number of assignee
 _________________________
/                        /
-------------------------

transfer unto _____________________________________________________________
                   (please print or typewrite name and address, including
                    zip code of assignee)

____________________________________________________________________________
_________________ Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _______________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated: ______________________

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.

Signature(s) guaranteed: ________________________________________________
                         The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions) with membership in an approved signature guarantee medallion program, pursuant to S.E.C. Rule 17Ad-15.